UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 4, 2005
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                           Maverick Oil and Gas, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

          333-100318                                98-0377027
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 (Commission File Number)              (IRS Employer Identification Number)

                22 Park Crescent, London, United Kingdom W1B 1PE
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                    (Address of Principal Executive Offices)

                                 44-207-636-7386
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

On January 26, 2005, Maverick Oil and Gas, Inc. ("Maverick") announced that it had closed on subscriptions totaling $30,000,000 in equity financing. On February 3, 2005, Maverick announced that upon receipt of the subscription price for a portion of those subscriptions, Maverick had issued, in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), an aggregate of 9,217,500 units, each unit (a "Unit") consisting of two shares of Maverick common stock, par value $0.001 per share, and a three-year warrant to purchase one share of Maverick common stock at an exercise price of $2.00 per share. The purchase price for each Unit was $2.00. On that date it also announced that subscriptions receivable for the sale of 5,075,000 additional Units, representing $10,150,000 in additional gross proceeds, remained outstanding. Subscriptions receivable representing $10,000,000 in additional gross proceeds were paid to Maverick in a closing held on February 4, 2005, as described below.

In a closing held on February 4, 2005, Maverick sold to a European institutional investor 5,000,000 Units for gross proceeds of $10,000,000, from which was deducted $1,000,000 in investment banking fees. These Units were exempt from registration under the Securities Act in reliance on Regulation S promulgated under the Securities Act. Each investor represented, among other things, that it is not a U.S. Person within the meaning of Regulation S, appropriate legends were placed on the offering documents, and no selling efforts were made in the United States.

Subscriptions representing $150,000 in additional proceeds remain outstanding.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           MAVERICK OIL AND GAS, INC.

Date: February 10, 2005           By:      /s/ Michael Garland
                                           -----------------------------------
                                           Michael Garland
                                           President and CEO